                                                                    EXHIBIT 10.7

                             EMPLOYMENT AGREEMENT

                                    BETWEEN

                 KOELNISCHE RUECKVERSICHERUNGS-GESELLSCHAFT AG

                                      AND

                          DR. PETER LUETKE-BORNEFELD







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                                                                    EXHIBIT 10.7


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                                                                         Seite 1




                               VORSTANDSVERTRAG

                                 zwischen der

              Koelnische Rueckversicherungs-Gesellschaft AG, Koeln

              - nachstehend "Gesellschaft" -

              und

              Herrn Dr. Peter Luetke-Bornefeld, Koeln



                                     (S) 1

                          AUFGABEN UND VERTRAGSDAUER

Herr Dr. Luetke-Bornefeld ist seit 1. Januar 1990 Mitglied und seit 1. Januar 1993 Vorsitzender des Vorstands der Gesellschaft. Die letzte Bestellung erfolgte durch Beschluss des Aufsichtsrats vom 18. Januar 1994 fuer die Zeit vom 1. Januar 1995 bis 31. Dezember 1999.

Dieser Vertrag gilt bis zum Ablauf der Amtszeit von Herrn Dr. Luetke-Bornefeld. Im Fall einer Wiederbestellung oder Verlaengerung der Amtszeit verlaengert er sich entsprechend. Eine Kuendigung ist beiderseits nur zum Ende einer Bestellungsperiode mit einer Frist von elf Monaten moeglich. Die Gesellschaft verpflichtet sich, Herrn Dr. Luetke-Bornefeld jeweils elf Monate vor Ablauf der Bestellungsperiode eine Mitteilung zu machen, falls sie den Vertrag nicht verlaengern will.

Herr Dr. Luetke-Bornefeld fuehrt die Geschaefte der Gesellschaft nach Massgabe der Gesetze, der Satzung, der Geschaeftsordnung fuer den Vorstand, der Geschaeftsordnung fuer den Aufsichtsrat (soweit darin Pflichten des Vorstands und seiner Mitglieder geregelt sind) und dieses Vorstandsvertrages.

Herrn Dr. Luetke-Bornefeld obliegen insbesondere die Aufgaben, die ihm nach dem jeweils gueltigen Geschaeftsverteilungsplan zugewiesen sind.


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                                     (S) 2

                         PFLICHTEN, NEBENTAETIGKEITEN

Herr Dr. Luetke-Bornefeld hat seine gesamte Arbeitskraft der Gesellschaft zur Verfuegung zu stellen. Die Ausuebung von Taetigkeiten ausserhalb der General Re und Cologne Re Gruppe bedarf der Einwilligung des Aufsichtsrats.


                                     (S) 3

                                    GEHALT

Herr Dr. Luetke-Bornefeld erhaelt mit Wirkung vom 1. Januar 1996 folgende
Verguetung:


3.1        Grundeinkommen

           Das jaehrliche Grundeinkommen betraegt DM 750.000,--. Dieses wird in 12 monatlichen Raten gezahlt.


3.2        Bonus

           Herr Dr. Luetke-Bornefeld erhaelt bei Erreichung der mit ihm vereinbarten Ziele einen Bonus, der grundsaetzlich komplett variabel ist. Die Hoehe dieses Bonus orientiert sich am Erfuellungsgrad der fuer seinen Verantwortungsbereich und fuer das Gesamtunternehmen (Koelnische Rueck) vereinbarten Ziele und seiner persoenlichen Performance. Darueberhinaus sollen besondere Markt- und Umweltbedingungen beruecksichtigt werden. Die als relevant geltenden Kriterien werden jeweils jaehrlich festgelegt. Den jeweiligen Zielerreichungsgrad wird der Vorsitzende des Aufsichtsrats, Ron Ferguson, festlegen. Da fuer das Jahr 1996 eine solche Festlegung nicht vorliegt, wird der Erfuellungsgrad von Ron Ferguson qualitativ festgestellt.

           Herr Dr. Luetke-Bornefeldt erhaelt die Moeglichkeit, einen Gesamtbonus von DM 650.000,-- zu erlangen. Hiervon sind DM 350.000,-- fuer die Jahre 1996 und 1997 garantiert.

           Das Grundeinkommen und der Bonusrahmen werden regelmaessig (mindestens alle 2 Jahre) entsprechend der Marktentwicklung ueberprueft und gegebenenfalls neu festgesetzt.

3.3        Stock Options

           Herr Dr. Luetke-Bornefeld nimmt am Stock Option Programm der General Re teil.


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                                     (S) 4

                                    URLAUB

Herrn Dr. Luetke-Bornefeld steht ein Jahresurlaub von fuenf Wochen zu.


                                     (S) 5

                         BETRIEBLICHE ALTERSVERSORGUNG

Herr Dr. Luetke-Bornefeld erhaelt Leistungen der betrieblichen Altersversorgung nach Massgabe der Ruhegeldzusage fuer Vorstandsmitglieder der Koelnischen Rueck. Die Ruhegeldzusage ist Bestandteil dieses Dienstvertrages und wird Herrn Dr. Luetke-Bornefeld ausgehaendigt.

Aufgrund der besonderen Aufgabe und Stellung im Vorstand wird (S) 4, Saetze 1-3, der Ruhegeldzusage fuer Herrn Dr. Luetke-Bornefeld verbessert und erhaelt folgende Fassung:

Die Hoehe des Altersruhegeldes betraegt 50% des letzten jaehrlichen Grundeinkommens nach Massgabe dieses Dienstvertrages. Die massgebliche Bemessungsbasis (Grundeinkommen) ist auf das 7fache der im Jahr des Versorgungsfalles gueltigen Beitragsbemessungsgrenze in der gesetzlichen Rentenversicherung begrenzt.

Wird der Dienstvertrag bei Ablauf nicht verlaengert, vorzeitig beendet oder aus wichtigem Grund beendet, bevor die Voraussetzungen fuer eine Ruhegeldzahlung gegeben sind, so richten sich unverfallbar erhalten bleibende Versorgungsansprueche nach dem Gesetz ueber die Verbesserung der betrieblichen Altersversorgung. Beginn der Betriebszugehoerigkeit im Sinne des Gesetzes ist fuer Herrn Dr. Luetke-Bornefeld der 1. Januar 1985.


                                     (S) 6

                                UEBERGANGSGELD

Wird der Dienstvertrag zum Ablauf von der Gesellschaft nicht erneuert, ohne dass ein wichtiger Grund vorliegt, so steht Herrn Dr. Luetke-Bornefeld ein Anspruch auf Uebergangsgeld zu.

Das Uebergangsgeld betraegt 50% des zuletzt gezahlten festen Jahresgehalts gemaess (S) 3.1 dieses Vertrages, gekuerzt um 1% des massgeblichen festen Jahresgehalts fuer jedes an der Vollendung des 65. Lebensjahres fehlende Lebensjahr. Es wird in monatlich nachtraeglich faelligen Teilen gezahlt. Der Anspruch auf Uebergangsgeld erlischt mit der Zahlung von Altersruhegeld bzw. von Witwen- und Waisengeld durch die Gesellschaft. Gleichzeitig entsteht ein Anspruch auf ein Altersruhegeld in gleicher Hoehe wie das Uebergangsgeld. Fuer das Altersruhegeld gelten die Regelungen der Ruhegeldzusage mit Ausnahme des (S) 4 ueber die Hoehe des Altersruhegeldes.


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Herr Dr. Luetke-Bornefeld muss sich das aus einer anderen Taetigkeit erzielte
Einkommen auf das zu zahlende Uebergangsgeld bis zu dessen Haelfte anrechnen lassen. Herr Dr. Luetke-Bornefeld ist verpflichtet, der Gesellschaft unaufgefordert jaehrlich die Hoehe der entsprechenden Einkuenfte zu belegen.


                                     (S) 7

                             ENTGELT-FORTZAHLUNG

Stirbt Herr Dr. Luetke-Bornefeld waehrend der Dauer des Vorstandsvertrages, so haben seine Witwe und seine waisengeldberechtigten Kinder fuer den Sterbemonat und die drei folgenden Monate Anspruch auf Fortzahlung des monatlichen Grundeinkommens.

Stirbt Herr Dr. Luetke-Bornefeld, waehrend er Uebergangs- oder Ruhegeld bezieht, so gilt diese Regelung entsprechend fuer diese Bezuege.


                                     (S) 8

                                 DIENSTFAHRZEUG

Die Gesellschaft stellt Herrn Dr. Luetke-Bornefeld im Rahmen dieses Vertrages einen seiner Position angemessenen PKW zur Verfuegung. Saemtliche Kosten, die durch die Benutzung des Fahrzeugs entstehen, traegt die Gesellschaft. Herr Dr. Luetke-Bornefeld darf den PKW auch privat nutzen. Die Einkommensteuer auf den Geldwertvorteil der Privatnutzung traegt er selbst.


                                     (S) 9

                     AUFWENDUNGSERSATZ UND NEBENLEISTUNGEN

Herr Dr. Luetke-Bornefeld erhaelt Ersatz der im Gesellschaftsinteresse getaetigten Aufwendungen.

Darueber hinaus schliesst die Gesellschaft fuer Herrn Dr. Luetke-Bornefeld Versicherungen ab, die insbesondere die mit der erforderlichen Reisetaetigkeit verbundenen Risiken abdecken.


                                    (S) 10

                                GEHEIMHALTUNG

Herr Dr. Luetke-Bornefeld wird ueber vertrauliche Angaben und Geheimnisse der Gesellschaft, namentlich Betriebs- oder Geschaeftsgeheimnisse, die ihm durch seine Taetigkeit im Vorstand der Gesellschaft bekannt geworden sind, Stillschweigen bewahren. Diese Geheimhaltungspflicht besteht und bleibt auch nach dem Ausscheiden von Herrn Dr. Luetke-Bornefeld aus den Diensten der Gesellschaft bestehen.


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                                    (S) 11

                   RUCKGABE VON UNTERLAGEN UND GEGENSTAENDEN

Herr Dr. Luetke-Bornefeld hat bei seinem Ausscheiden alle Unterlagen und Aufzeichnungen, die die Angelegenheiten der Gesellschaft betreffen, sowie hiervon gefertigte Durchschriften oder Kopien unaufgefordert an die Gesellschaft zurueckzugeben. Darueber hinaus sind auch alle anderen Gegenstaende, die im Eigentum der Gesellschaft stehen, an diese herauszugeben. An den genannten Unterlagen, Daten und Gegenstaenden steht Herrn Dr. Luetke-Bornefeld ein Zurueckbehaltungsrecht gegenueber der Gesellschaft nicht zu.


                                    (S) 12

                             SCHLUSSBESTIMMUNGEN

Sollte eine Bestimmung dieses Vorstandsvertrags ganz oder teilweise unwirksam oder undurchfuehrbar sein oder werden oder sollte sich in dem Vorstandsvertrag eine Luecke herausstellen, so wird hierdurch die Gueltigkeit der uebrigen Bestimmungen des Vorstandsvertrags nicht beruehrt. Anstelle der unwirksamen oder undurchfuehrbaren Regelung oder zur Ausfuellung der Luecke werden die Gesellschaft und Herr Dr. Luetke-Bornefeld eine angemessene Regelung treffen, die, soweit rechtlich moeglich, dem am naechsten kommt, was die Gesellschaft und Herr Dr. Luetke-Bornefeld gewollt haben oder nach dem Sinn und Zweck des Vorstandsvertrags gewollt haben wuerden, falls sie diesen Punkt bedacht haetten.

                                    (S) 13

                                   ABLOESUNG

Dieser Vertrag ersetzt mit Wirkung 15.10.96 den Dienstvertrag vom
22.12.1989/12.1.1990 mit allen Nachtraegen und Ergaenzungen.



Koeln, den 15.10.96


/s/ Ronald E. Ferguson                       /s/ Dr. Peter Luetke-Bornefeld
------------------------------               ------------------------------
Vorsitzender des Aufsichtsrats               Dr. Peter Luetke-Bornefeld


                                      85
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                                                                Stand: 1.10.1996

                                                                Anlage l
                                                                --------

         RUHEGELDZUSAGE FUER VORSTANDSMITGLIEDER DER KOELNISCHEN RUECK
--------------------------------------------------------------------------------

Die Koelnische Rueckversicherungs-Gesellschaft Aktiengesellschaft - im nachstehenden "Gesellschaft" genannt gewaehrt ihren Vorstandsmitgliedern sowie deren versorgungsberechtigten Angehoerigen Leistungen der betrieblichen Altersversorgung nach Massgabe der folgenden Bestimmungen. Sofern die jeweiligen Voraussetzungen erfuellt sind, besteht auf die Leistungen ein unmittelbarer Rechtsanspruch.


                                     (S) 1

                                LEISTUNGSARTEN

Die Gesellschaft gewaehrt

                                -  Altersruhegeld
                                -  Ruhegeld wegen Dienstunfaehigkeit
                                -  Witwengeld
                                -  Waisengeld


                                     (S) 2

                                   WARTEZEIT

Das Vorstandsmitglied muss bei Eintritt des Versorgungsfalles eine ununterbrochene Dienstzeit von 5 Jahren zurueckgelegt haben. Als Dienstzeit gelten alle in der Gesellschaft zurueckgelegten Dienstjahre (auch vor der Bestellung zum Vorstand).


                                     (S) 3

                                ALTERSRUHEGELD

Altersruhegeld wird gewaehrt, wenn das Vorstandsmitglied nach Vollendung des 65. Lebensjahres aus den Diensten der Gesellschaft ausscheidet. Eine vorzeitige Inanspruchnahme ist moeglich, sofern das Vorstandsmitglied im Zeitpunkt des Ausscheidens das 60. Lebensjahr vollendet hat.


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                                     (S) 4

                          HOEHE DES ALTERSRUHEGELDES

Die Hoehe des Altersruhegeldes betraegt 50% des letzten jaehrlichen Grundeinkommens nach Massgabe des Dienstvertrages des Vorstandsmitgliedes. Dieser Prozentsatz gilt auch bei vorzeitiger Inanspruchnahme gemaess (S) 3, Satz
9. Das massgebliche Grundeinkommen als Bemessungsbasis ist auf das 4fache (Vierfache) der im Jahr des Versorgungsfalles gueltigen Beitragsbemessungsgrenze in der gesetzlichen Rentenversicherung begrenzt. Sollte diese Grenze nach wesentlich anderen Masstaeben festgelegt werden, als dies bei Erteilung dieser Ruhegeldzusage der Fall war, wird die Hoechstgrenze fuer das massgebliche Grundeinkommen gegebenenfalls neu definiert.


                                     (S) 5

                       RUHEGELD WEGEN DIENSTUNFAEHIGKEIT

Ruhegeld wird gewaehrt, wenn das Vorstandsmitglied wegen dauernder Dienstunfaehigkeit aus den Diensten der Gesellschaft ausscheidet. Dauernde Dienstunfaehigkeit liegt vor, wenn das Vorstandsmitglied wegen Krankheit, Unfall oder aus einem sonstigen von ihm nicht zu vertretenden Grund nicht mehr in der Lage ist, seine Aufgaben zu erfuellen. Die dauernde Dienstunfaehigkeit ist auf Verlangen der Gesellschaft durch das Zeugnis eines von der Gesellschaft zu benennenden Arztes nachzuweisen.


                                     (S) 6

                 HOEHE DES RUHEGELDES WEGEN DIENSTUNFAEHIGKEIT

Die Hoehe des Ruhegeldes wegen Dienstunfaehigkeit betraegt 40% des fuer das Altersruhegeld massgeblichen Grundeinkommens. Die Begrenzung des massgeblichen Grundeinkommens als Bemessungsbasis gemaess (S) 4 Satz 2 gilt entsprechend. Tritt die dauernde Dienstunfaehigkeit nach Vollendung des 55. Lebensjahres ein, erhoeht sich der Prozentsatz des Ruhegeldes um 1% fuer jedes weitere bis zum Eintritt des Versorgungsfalles vollendete Lebensjahr bis zum Hoechstanspruch von 50%.


                                     (S) 7

                                  WITWENGELD

l. Beim Ableben des Vorstandsmitglieds erhaelt die im Zeitpunkt der Erteilung dieser Ruhegeldzusage mit dem Vorstandsmitglied verheiratete Ehefrau Witwengeld. Voraussetzung ist, dass die Ehe bis zum Ableben des Vorstandsmitglieds bestanden hat.


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2.  Die Hoehe des Witwengeldes betraegt 60% der Leistung, die das
    Vorstandsmitglied zum Zeitpunkt seines Todes bezog oder haette beziehen koennen, wenn es zu diesem Zeitpunkt dauernd dienstunfaehig geworden waere.

3. Heiratet das Vorstandsmitglied nach einer Scheidung oder nach dem Tod der beguenstigten Ehefrau ein weiteres Mal, so wird die Gesellschaft auf Antrag des Vorstandsmitgliedes eine erneute Witwengeldzusage erteilen unter angemessener Beruecksichtigung der Altersdifferenz der Ehegatten sowie etwaiger Ansprueche der geschiedenen Ehefrau auf Unterhalt und/oder Versorgungsausgleich.


                                     (S) 8

                                 WAISENGELD

1. Hinterlaesst das Vorstandsmitglied bei seinem Ableben eheliche oder diesen gleichgestellte Kinder, so erhalten diese ein Waisengeld bis zur Vollendung ihres 21. Lebensjahres, darueber hinaus bis zum Abschluss ihrer Schul- oder Berufsausbildung, laengstens jedoch bis zur Vollendung des 25. Lebensjahres.

2.  Die Hoehe des Waisengeldes betraegt:

                          fuer jede Halbwaise 10%
                          fuer jede Vollwaise 20%

    der Leistung, die das Vorstandsmitglied zum Zeitpunkt seines Todes bezog oder haette beziehen koennen, wenn es zu diesem Zeitpunkt dauernd dienstunfaehig geworden waere.

3. Witwen- und Waisengeld werden insgesamt begrenzt auf den Betrag der Leistung, die das Vorstandsmitglied im Zeitpunkt seines Todes bezog oder bei dauernder Dienstunfaehigkeit haette beziehen koennen.


                                     (S) 9

                            ZAHLUNGSWEISE UND -DAUER

l. Die Leistungen werden in monatlichen Teilbetraegen nachtraeglich gezahlt. Die erste Zahlung erfolgt fuer den Monat, der auf den Eintritt des Versorgungsfalls folgt. Der Beginn der Zahlungen wird hinausgeschoben, solange das Vorstandsmitglied oder seine Hinterbliebenen ueber den Zeitpunkt der Beendigung des Dienstverhaeltnisses hinaus laufende Aktivenbezuege erhalten.


                                      88
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    Entsprechendes gilt, wenn nach Beendigung des Dienstverhaeltnisses ein
    Uebergangsgeld gezahlt wurde.

2. Die Leistungen werden - mit Ausnahme des Waisengeldes - lebenslaenglich gezahlt, es sei denn, die Voraussetzungen der Leistungen entfallen. Das Witwengeld endet vorzeitig, wenn die Witwe wieder heiratet.


                                    (S) 10

                               ABTRETUNGSVERBOT

Ansprueche oder Anwartschaften auf Leistungen duerfen vom
Versorgungsberechtigten weder verpfaendet noch abgetreten werden; dennoch erfolgte Abtretungen und Verpfaendungen sind der Gesellschaft gegenueber unwirksam.


                                    (S) 11

                                  ANRECHNUNG

Auf die Leistungen der Gesellschaft im Versorgungsfall werden die Betraege angerechnet, die das Vorstandsmitglied auf Basis unverfallbarer vertraglicher Versorgungsansprueche aus seiner frueheren Dienstzeit bei der Gesellschaft bei Beginn des Dienstvertrages erhaelt. Leistungen aus unverfallbar aufrechterhaltenen Anwartschaften anderer Arbeitgeber koennen auf die Leistungen der Gesellschaft im Versorgungsfall angerechnet werden, sofern eine Anrechnung mit dem Vorstandsmitglied bei Beginn des Dienstvertrages vereinbart wurde.


                                    (S) 12

                               ANPASSUNGSKLAUSEL

Die laufenden Leistungen nach (S) 1 dieser Ruhegeldzusage werden wie folgt angepasst: Erhoeht oder ermaessigt sich der Preisindex fuer die Lebenshaltung von 4-Personen-Haushalten von Arbeitern und Angestellten mit mittlerem Einkommen. Basisjahr 1991, um mindestens 10% gegenueber dem Stand im Versorgungsfall bzw. seit der letzten Festsetzung, so wird die laufende Leistung ab dem Folgemonat im gleichen prozentualen Verhaeltnis erhoeht oder ermaessigt.

                                    (S) 13

                               UNVERFALLBARKEIT

Scheidet das Vorstandsmitglied vor Eintritt eines Versorgungsfalles aus den Diensten der Gesellschaft aus, so behaelt es seine Anwartschaft auf Leistungen, sofern zu diesem Zeitpunkt die gesetzlichen Voraussetzungen fuer die Unverfallbarkeit gemaess (S) 1 des Gesetzes zur Verbesserung der betrieblichen Altersversorgung vom 19.12.1974 (BetrAVG) erfuellt sind. Die Hoehe der unverfallbaren Anwartschaft richtet sich nach (S) 2 BetrAVG. Als
Betriebszugehoerigkeit gelten alle in der Gesellschaft zurueckgelegten Dienstjahre (auch vor Bestellung zum Vorstand).


                                     (S) 14

                               SCHLUSSBESTIMMUNG

1. Diese Ruhegeldzusage ist Bestandteil des Dienstvertrages. Aenderungen und Ergaenzungen beduerfen der Schriftform.

2. Sollten einzelne Bestimmungen dieser Ruhegeldzusage unwirksam sein oder werden, so beruehrt dies nicht die Gueltigkeit der uebrigen Bestimmungen. Anstelle der unwirksamen Bestimmung oder zur Auffuellung eventueller Luecken des Vertrages soll eine angemessene Regelung treten, die dem am naechsten kommt, was die Parteien nach ihrer wirtschaftlichen Zwecksetzung gewollt haben.

3. Bestehende Ruhegeldzusagen werden mit Zustimmung des Vorstandsmitgliedes durch diese Bestimmungen abgeloest.


Koeln, den 1.10.1996              Koelnische Rueckversicherungs-Gesellschaft
                                               AKTIENGESELLSCHAFT
                                                Der Aufsichtsrat


                                      90